Exhibit 10.24

                          TREX / USSC AMENDED AGREEMENT
                                  JULY 2, 1998


      USSC will **************************  order (P.O. #386510) on
*************.  In consideration of the following:

1.     USSC makes ***************************************.

2.     At which point USSC and Trex
      ********************************************* **********.

3.     If  USSC and  Trex
      ********************************************************
      ***********************************************************************.

      and Trex agrees to the following:

1.     To require
      ************************************************************.

2.     Any sale made by
      ********************************************************
      ************************************************************************.

3.    Trex agrees to extend USSC's exclusivity (as defined in agreement) until
      *********** ***************.

4. Trex agrees to work in cooperation and good faith with USSC
      ********************* ************************************.

      Agreed upon this 2nd day of July, 1998.


TREX MEDICAL CORPORATION            U.S. SURGICAL CORPORATION

By:     /s/Hal Kirshner
                                   By:     /s/Howard Rosenkrantz___
        Hal Kirshner                       Howard Rosenkrantz
        President & CEO                    President and CEO







TXM #6889